                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report for the year ended December 31, 1993, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company on said Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this _____ day of _____________, 1994.


  /s/ Paul M. Anderson                         /s/ Harold S. Hook
- - - -----------------------------             -----------------------------
      Paul M. Anderson                             Harold S. Hook



   /s/ Milton Carroll                      /s/ Christopher C. Kraft, Jr.
- - - -----------------------------              -----------------------------
       Milton Carroll                         Christopher C. Kraft, Jr.



    /s/ Robert Cizik                        /s/ Leo E. Linbeck, Jr.
- - - -----------------------------             -----------------------------
        Robert Cizik                            Leo E. Linbeck, Jr.



/s/ Charles W. Duncan, Jr.                   /s/ George L. Mazanec
- - - -----------------------------             -----------------------------
    Charles W. Duncan, Jr.                       George L. Mazanec



   /s/ Harry E. Ekblom                       /s/ Ralph S. O'Connor
- - - -----------------------------             -----------------------------
       Harry E. Ekblom                           Ralph S. O'Connor



   /s/ William R. Esrey                         /s/ George Kupp
- - - -----------------------------             -----------------------------
       William R. Esrey                             George Kupp



  /s/ Dennis R. Hendrix                        /s/ Sandra P. Meyer
- - - -----------------------------              -----------------------------
      Dennis R. Hendrix                            Sandra P. Meyer


    /s/ J. B. Hipple
- - - -----------------------------
        J. B. Hipple

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each undersigned Officer and/or Director of TEXAS EASTERN TRANSMISSION CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint, J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report for the year ended December 31, 1993, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company on said Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall so or cause to be done by virtue hereof.

        IN WITHNESS WHEREOF, the undersigned, have subscribed these presents
this       day of                    , 1994.




        /s/  FRED J. FOWLER
- - - ------------------------------------------
             Fred J. Fowler